JULY 27, 2021
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.
DATED APRIL 30, 2021, AS SUPPLEMENTED MAY 27, 2021
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1)
Effective immediately, under the heading “Portfolio Managers – Other Accounts Managed or Sub-Advised by Wellington Management Portfolio Managers,” the following information is added under the Healthcare HLS Fund:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Healthcare HLS Fund
Wen Shi(3)
Other Registered Investment Companies	5	$73	0	$0
Other Pooled Investment Vehicles	20	$217	6	$31
Other Accounts	72	$637	10	$90
(3)
Information is as of June 30, 2021. Effective July 22, 2021, Dr. Shi became a portfolio manager to the Healthcare HLS Fund.
(2)
Effective immediately, under the heading “Portfolio Managers – Equity Securities Beneficially Owned by Wellington Management Portfolio Managers,” the following information is added:
PORTFOLIO MANAGER	HLS FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Wen Shi(1)	Healthcare HLS Fund	None
(1)
Information is as of June 30, 2021. Effective July 22, 2021, Dr. Shi became a portfolio manager to the Healthcare HLS Fund.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.